Other Exhibits
SCHRODER CAPITAL FUNDS (DELAWARE)


                                                 POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the Hon. David N. Dinkins constitutes and appoints Thomas G. Sheehan, Cheryl O. Tumlin, Mark J. Smith, and Catherine A. Mazza and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds (Delaware), and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                           Hon. David N. Dinkins



Dated:   June ___, 1998
                                         SCHRODER CAPITAL FUNDS (DELAWARE)


                                                 POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Peter S. Knight constitutes and appoints Thomas G. Sheehan, Cheryl O. Tumlin, Mark J. Smith, and Catherine A. Mazza and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Schroder Capital Funds (Delaware), and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                                 Peter S. Knight



Dated:   June ___, 1998